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                                                                  EXHIBIT 23.1


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed registration statements File Nos. 333-06821, 333-32448, 333-60041, 333-84137,
333-89545 and 333-89543 on Form S-8, and File Nos. 333-28323, 333-32447,
333-45973, 333-61013 and 333-64937 on Form S-3.


                                                        /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 29, 2000